20. Subsequent Events	9 Months Ended	12 Months Ended
	Sep. 30, 2022	Dec. 31, 2021
Subsequent Events [Abstract]
20. Subsequent Events

20. Subsequent Events

The Company has evaluated subsequent events through the date the financial statements were issued and did not identify any other subsequent events that would have required adjustment or disclosure in the financial statements.

24. Subsequent Events

To date, the current conflict between Russia and Ukraine has not had a direct impact on the Company. We do not have any exposure to either Russia or Ukraine from a business or personnel perspective. However a prolonged conflict or the spill-over of war into other European countries may, in, future impact on macro-economic conditions which could affect consumer spending adversely and consequently our operations.

On March 18, 2022, the Company granted our interim CFO, Carlo Reali, an option exercisable for 100,000 shares of common stock, at an exercise price of $2.50 per share, vesting over a four year period. A further grant of an option exercisable for 60,000 shares of common stock at an exercise price of $2.50, vesting over a three year period was made to a new employee.

Up until April 13, 2022, in terms of an Open Market Sale Agreement with Jefferies LLC pursuant to which we may offer and sell its shares of common stock from time to time, through Jeffries, we sold a total of 147,710 shares of common stock for net proceeds of $331,520 after commission of $10,253.

The Company has evaluated subsequent events through the date the financial statements were issued, other than disclosed above, we did not identify any other subsequent events that would have required adjustment or disclosure in the financial statements.